EXHIBIT E

HISTORICAL PERFORMANCE

Allianz Life periodically advertises performance of the Variable Options. Allianz Life will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number, reflected in the charts below, reflects the deduction of the annual insurance charge of 0.60%, or 2% with the LifeFund Benefits, and the Portfolio expenses, but not the annual surrender charges, premium fees, administrative charges, rider charges, the No Lapse Guarantee charges, or cost of insurance charge. If they were included performance would be lower. Allianz Life may also advertise cumulative total return information. Cumulative total return is determined the same way except that the results are not annualized. Performance may be shown from sub-account inception or, if earlier, Portfolio inception. Performance information for the underlying Portfolios may also be advertised; see the fund prospectuses for more information.

Upon request, Allianz Life will accompany the returns of the Variable Options with an illustration as described in Appendix A to the Prospectus. The illustration will show you how Policy Values, Cash Surrender Values and death benefits of your Policy will change with the investment experience of the portfolios. The Policy Values, Cash Surrender Values and death benefits in the illustration will take into account all charges and deductions against the Policy. The illustration is hypothetical and may not be used to project or predict investment results. It will be based on the attained age, sex, (where permitted by state law) and rate class of the proposed insured for the Face Amount or premium requested.

Since the rates of return in the charts below do not reflect all charges, they are not illustrative of how actual investment performance will affect benefits under the Policy. For a discussion of Policy charges, please see section 4 - Expenses in the Prospectus.

Any performance advertised will be based on historical data. It does not guarantee future results of the Portfolios.

Life Fund - Performance Since Sub-Account Inception
Without Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:
-----------------------------------------------------------------------------------------------------------------------------------

Investment Choices                                Inception Date  1-Year      3-Year      5-Year    10-Year  Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
AIM VI Capital Appreciation Fund                                     N/A        N/A        N/A        N/A        N/A
AIM VI Growth Fund                                 11/11/1999     -20.96%       N/A        N/A        N/A     -10.88%
AIM VI International Equity Fund                                     N/A        N/A        N/A        N/A        N/A
AIM VI Value Fund                                                    N/A        N/A        N/A        N/A        N/A
Alger American MidCap Growth Portfolio                               N/A        N/A        N/A        N/A        N/A
Alger American Small Capitalization Portfolio                        N/A        N/A        N/A        N/A        N/A
Davis VA Financial Portfolio                                         N/A        N/A        N/A        N/A        N/A
Davis VA Real Estate Portfolio                                       N/A        N/A        N/A        N/A        N/A
Davis VA Value Portfolio                                             N/A        N/A        N/A        N/A        N/A
Franklin Growth and Income Fund, Class 2(1)         1/24/1989      17.09%       8.12%      12.74%    12.84%    10.59%
Franklin Rising Dividends Securities Fund, Class 2(1)1/27/1992     19.99%       4.49%      13.24%     N/A      10.30%
Franklin Small Cap Fund, Class 2(1)                 11/1/1995     -15.27%      17.63%      19.51%     N/A      19.17%
Franklin U.S. Government Fund, Class 2              3/14/1989      10.73%       5.15%       5.40%     7.02%     7.06%
JP Morgan International Opportunities Portfolio                      N/A        N/A        N/A        N/A        N/A
JP Morgan US Disciplined Equity Portfolio                            N/A        N/A        N/A        N/A        N/A
Mutual Discovery Securities Fund, Class 2(1)        11/8/1996       9.55%       8.29%      N/A        N/A      10.90%
Mutual Shares Securities Fund, Class 2(1)           11/8/1996      12.57%       8.14%      N/A        N/A      10.80%
Oppenheimer VA Global Securities Fund                                N/A        N/A        N/A        N/A        N/A
Oppenheimer VA High Income Fund                                      N/A        N/A        N/A        N/A        N/A
Oppenheimer VA Main Street Growth & Income Fund                      N/A        N/A        N/A        N/A        N/A
PIMCO VIT High Yield Bond Portfolio, Admin Class                     N/A        N/A        N/A        N/A        N/A
PIMCO VIT Stocks PLUS Growth & Income Portfolio, Admin Class         N/A        N/A        N/A        N/A        N/A
PIMCO VIT Total Return Bond Portfolio, Admin Class                   N/A        N/A        N/A        N/A        N/A
Seligman Henderson Global Technology Fund, Class 1                   N/A        N/A        N/A        N/A        N/A
Seligman Small Cap Value Fund, Class 1                               N/A        N/A        N/A        N/A        N/A
SP Jennison International Growth, Class 2            5/1/2001        N/A        N/A        N/A        N/A        N/A
SP Strategic Partners Focused Growth, Class 2        5/1/2001        N/A        N/A        N/A        N/A        N/A
Templeton Developing Markets Equity Fund, Class 2(1/2)3/15/1994   -30.09%      -5.84%      -1.75%     N/A      -1.70%
Templeton Growth Securities Fund, Class 2(1)        3/15/1994       0.87%       9.49%      12.29%     N/A      11.15%
USAllianz Aggressive Growth Fund                     5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz American Growth Fund                       5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Capital Growth Fund                        5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Comstock Fund                              5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Growth and Income Fund                     5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Strategic Growth Fund                      5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz VIP Diversified Assets                   11/11/1999       2.89%       N/A        N/A        N/A       4.16%
USAllianz VIP Fixed Income Fund                    11/11/1999      11.05%       N/A        N/A        N/A       7.33%
USAllianz VIP Global Opportunities Fund                              N/A        N/A        N/A        N/A        N/A
USAllianz VIP Growth Fund                          11/11/1999     -10.81%       N/A        N/A        N/A      -3.67%
USAllianz VIP Money Market Fund                                      N/A        N/A        N/A        N/A        N/A
Van Kampen LIT Emerging Growth, Class II             5/1/2001        N/A        N/A        N/A        N/A        N/A
--------------------------------------------------------------------------------------------------------------------------
N/A - Performance is based on sub-account inception date. Some of the funds were first offered under Separate Account A as of the date of this prospectus.

(1) Ongoing stock market volatility can dramatically change the funds' short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Life Fund with Benefits - Performance Since Sub-Account Inception
With Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:
-----------------------------------------------------------------------------------------------------------------------------------

Investment Choices                              Inception Date  1-Year      3-Year      5-Year   10-Year   Since Inception
-----------------------------------------------------------------------------------------------------------------------------------
AIM VI Capital Appreciation Fund                                       N/A        N/A        N/A        N/A        N/A
AIM VI Growth Fund                                   11/11/1999     -22.06%       N/A        N/A        N/A     -12.11%
AIM VI International Equity Fund                                       N/A        N/A        N/A        N/A        N/A
AIM VI Value Fund                                                      N/A        N/A        N/A        N/A        N/A
Alger American MidCap Growth Portfolio                                 N/A        N/A        N/A        N/A        N/A
Alger American Small Capitalization Portfolio                          N/A        N/A        N/A        N/A        N/A
Davis VA Financial Portfolio                                           N/A        N/A        N/A        N/A        N/A
Davis VA Real Estate Portfolio                                         N/A        N/A        N/A        N/A        N/A
Davis VA Value Portfolio                                               N/A        N/A        N/A        N/A        N/A
Franklin Growth and Income Fund, Class 2(1)           1/24/1989      15.47%      6.62%      11.17%    11.27%     9.08%
Franklin Rising Dividends Securities Fund,Class 2(1)  1/27/1992      18.33%      3.04%      11.66%      N/A       8.77%
Franklin Small Cap Fund, Class 2(1)                   11/1/1995     -16.45%      16.00%     17.84%      N/A      17.52%
Franklin U.S. Government Fund, Class 2                3/14/1989       9.19%       3.69%      3.94%    5.53%       5.58%
JP Morgan International Opportunities Portfolio                        N/A        N/A        N/A        N/A        N/A
JP Morgan US Disciplined Equity Portfolio                              N/A        N/A        N/A        N/A        N/A
Mutual Discovery Securities Fund, Class 2(1)          11/8/1996       8.03%       6.79%      N/A        N/A       9.36%
Mutual Shares Securities Fund, Class 2(1)             11/8/1996      11.01%       6.63%      N/A        N/A       9.27%
Oppenheimer VA Global Securities Fund                                  N/A        N/A        N/A        N/A        N/A
Oppenheimer VA High Income Fund                                        N/A        N/A        N/A        N/A        N/A
Oppenheimer VA Main Street Growth & Income Fund                        N/A        N/A        N/A        N/A        N/A
PIMCO VIT High Yield Bond Portfolio, Admin Class                       N/A        N/A        N/A        N/A        N/A
PIMCO VIT Stocks PLUS Growth & Income Portfolio, Admin Class           N/A        N/A        N/A        N/A        N/A
PIMCO VIT Total Return Bond Portfolio, Admin Class                     N/A        N/A        N/A        N/A        N/A
Seligman Henderson Global Technology Fund, Class 1                     N/A        N/A        N/A        N/A        N/A
Seligman Small Cap Value Fund, Class 1                                 N/A        N/A        N/A        N/A        N/A
SP Jennison International Growth, Class 2              5/1/2001        N/A        N/A        N/A        N/A        N/A
SP Strategic Partners Focused Growth, Class 2          5/1/2001        N/A        N/A        N/A        N/A        N/A
Templeton Developing Markets Equity Fund,Class 2(1/2) 3/15/1994     -31.06%      -7.14%      -3.11%     N/A      -3.06%
Templeton Growth Securities Fund, Class 2(1)          3/15/1994      -0.53%       7.96%      10.72%     N/A       9.61%
USAllianz Aggressive Growth Fund                       5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz American Growth Fund                         5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Capital Growth Fund                          5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Comstock Fund                                5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Growth and Income Fund                       5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz Strategic Growth Fund                        5/1/2001        N/A        N/A        N/A        N/A        N/A
USAllianz VIP Diversified Assets                     11/11/1999       1.47%       N/A        N/A        N/A       2.72%
USAllianz VIP Fixed Income Fund                      11/11/1999       9.51%       N/A        N/A        N/A       5.84%
USAllianz VIP Global Opportunities Fund                                N/A        N/A        N/A        N/A        N/A
USAllianz VIP Growth Fund                            11/11/1999     -12.05%       N/A        N/A        N/A      -5.00%
USAllianz VIP Money Market Fund                                        N/A        N/A        N/A        N/A        N/A
Van Kampen LIT Emerging Growth, Class II               5/1/2001        N/A        N/A        N/A        N/A        N/A
-----------------------------------------------------------------------------------------------------------------------
N/A - Performance is based on sub-account inception date. Some of the funds were first offered under Separate Account A as of the date of this prospectus.

(1) Ongoing stock market volatility can dramatically change the funds' short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.

Life Fund - Performance Since Portfolio Inception
Without Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Since
Investment Choices                                       Inception Date    1-Year      3-Year      5-Year      10-Year   Inception
-----------------------------------------------------------------------------------------------------------------------------------
AIM VI Capital Appreciation Fund                              5/5/1993     -11.44%      14.73%      14.77%       N/A      16.65%
AIM VI Growth Fund                                            5/5/1993     -20.96%      12.31%      15.97%       N/A      15.42%
AIM VI International Equity Fund                              5/5/1993     -26.84%       8.98%      10.42%       N/A      10.94%
AIM VI Value Fund                                             5/5/1993     -15.16%      12.97%      15.18%       N/A      16.61%
Alger American MidCap Growth Portfolio                        5/3/1993       8.53%      22.59%      18.56%       N/A      21.83%
Alger American Small Capitalization Portfolio                9/21/1988     -27.63%       5.81%       6.32%      12.89%    15.27%
Davis VA Financial Portfolio                                  7/1/1999      30.19%        N/A        N/A         N/A      13.19%
Davis VA Real Estate Portfolio                                7/1/1999      22.60%        N/A        N/A         N/A       5.92%
Davis VA Value Portfolio                                      7/1/1999       8.65%        N/A        N/A         N/A       7.30%
Franklin Growth and Income Fund, Class 2(1)                  1/24/1989      17.09%       8.12%      12.74%      12.84%    10.59%
Franklin Rising Dividends Securities Fund, Class 2(1)        1/27/1992      19.99%       4.49%      13.24%       N/A      10.30%
Franklin Small Cap Fund, Class 2(1)                          11/1/1995     -15.27%      17.63%      19.51%       N/A      19.17%
Franklin U.S. Government Fund, Class 2                       3/14/1989      10.73%       5.15%       5.40%       7.02%     7.06%
JP Morgan International Opportunities Portfolio               1/3/1995     -16.34%       5.76%       6.88%       N/A       7.66%
JP Morgan US Disciplined Equity Portfolio                     1/3/1995     -11.51%       8.53%      14.18%       N/A      17.12%
Mutual Discovery Securities Fund, Class 2(1)                 11/8/1996       9.55%       8.29%       N/A         N/A      10.90%
Mutual Shares Securities Fund, Class 2(1)                    11/8/1996      12.57%       8.14%       N/A         N/A      10.80%
Oppenheimer VA Global Securities Fund                       11/12/1990       4.46%      23.12%      21.61%      15.07%    14.88%
Oppenheimer VA High Income Fund                              4/30/1986      -4.31%      -0.37%       4.79%      11.05%     9.86%
Oppenheimer VA Main Street Growth & Income Fund               7/5/1995      -9.32%       4.52%      14.64%       N/A      17.91%
PIMCO VIT High Yield Bond Portfolio, Admin Class             4/30/1998      -1.46%        N/A        N/A         N/A       0.85%
PIMCO VIT Stocks PLUS Growth & Income Portfolio, Admin Class12/31/1997     -10.04%      11.50%       N/A         N/A      11.49%
PIMCO VIT Total Return Bond Portfolio, Admin Class          12/31/1997       9.53%       5.33%       N/A         N/A       5.33%
Seligman Henderson Global Technology Fund, Class 1            5/2/1996     -24.20%      30.88%       N/A         N/A      24.28%
Seligman Small Cap Value Fund, Class 1                        5/1/1998      32.20%        N/A        N/A         N/A      15.50%
SP Jennison International Growth, Class 2                   12/15/2000       N/A          N/A        N/A         N/A      -0.38%
SP Strategic Partners Focused Growth, Class 2               12/15/2000       N/A          N/A        N/A         N/A      -5.11%
Templeton Developing Markets Equity Fund, Class 2(1/2)       3/15/1994     -30.09%      -5.84%      -1.75%       N/A      -1.70%
Templeton Growth Securities Fund, Class 2(1)                 3/15/1994       0.87%       9.49%      12.29%       N/A      11.15%
USAllianz Aggressive Growth Fund                              5/1/2001        N/A        N/A         N/A         N/A        N/A
USAllianz American Growth Fund                                5/1/2001        N/A        N/A         N/A         N/A        N/A
USAllianz Capital Growth Fund                                 5/1/2001        N/A        N/A         N/A         N/A        N/A
USAllianz Comstock Fund                                       5/1/2001        N/A        N/A         N/A         N/A        N/A
USAllianz Growth and Income Fund                              5/1/2001        N/A        N/A         N/A         N/A        N/A
USAllianz Strategic Growth Fund                               5/1/2001        N/A        N/A         N/A         N/A        N/A
USAllianz VIP Diversified Assets                            11/11/1999       2.89%       N/A         N/A         N/A       4.16%
USAllianz VIP Fixed Income Fund                             11/11/1999      11.05%       N/A         N/A         N/A       7.33%
USAllianz VIP Global Opportunities Fund                       2/1/2000        N/A        N/A         N/A         N/A     -16.77%
USAllianz VIP Growth Fund                                   11/11/1999     -10.81%       N/A         N/A         N/A      -3.67%
USAllianz VIP Money Market Fund                               2/1/2000        N/A        N/A         N/A         N/A       5.08%
Van Kampen LIT Emerging Growth Portfolio, Class II            7/3/1995     -10.96%      35.22%      27.97%       N/A      28.70%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Ongoing stock market volatility can dramatically change the funds'
short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the
5/1/00 merger reflects the historical performance of the Templeton Developing
Markets Fund.

Life Fund with Benefits - Performance Since Portfolio Inception
With Life Fund Benefit Annual Insurance Charges
Total return for the period ended December 31, 2000:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Since
Investment Choices                                       Inception Date  1-Year      3-Year      5-Year      10-Year    Inception
-----------------------------------------------------------------------------------------------------------------------------------
AIM VI Capital Appreciation Fund                              5/5/1993     -12.67%      13.13%      13.17%      N/A      15.03%
AIM VI Growth Fund                                            5/5/1993     -22.06%      10.75%      14.35%      N/A      13.82%
AIM VI International Equity Fund                              5/5/1993     -27.86%       7.47%       8.89%      N/A       9.40%
AIM VI Value Fund                                             5/5/1993     -16.33%      11.40%      13.58%      N/A      14.99%
Alger American MidCap Growth Portfolio                        5/3/1993       7.03%      20.89%      16.91%      N/A      20.14%
Alger American Small Capitalization Portfolio                9/21/1988     -28.63%       4.34%       4.84%      11.32%   13.67%
Davis VA Financial Portfolio                                  7/1/1999      28.38%       N/A         N/A        N/A      11.62%
Davis VA Real Estate Portfolio                                7/1/1999      20.90%       N/A         N/A        N/A       4.45%
Davis VA Value Portfolio                                      7/1/1999       7.14%       N/A         N/A        N/A       5.81%
Franklin Growth and Income Fund, Class 2(1)                  1/24/1989      15.47%       6.62%      11.17%      11.27%    9.08%
Franklin Rising Dividends Securities Fund, Class 2(1)        1/27/1992      18.33%       3.04%      11.66%      N/A       8.77%
Franklin Small Cap Fund, Class 2(1)                          11/1/1995     -16.45%      16.00%      17.84%      N/A      17.52%
Franklin U.S. Government Fund, Class 2                       3/14/1989       9.19%       3.69%       3.94%       5.53%    5.58%
JP Morgan International Opportunities Portfolio               1/3/1995     -17.50%       4.29%       5.39%      N/A       6.17%
JP Morgan US Disciplined Equity Portfolio                     1/3/1995     -12.74%       7.02%      12.59%      N/A      15.49%
Mutual Discovery Securities Fund, Class 2(1)                 11/8/1996       8.03%       6.79%        N/A       N/A       9.36%
Mutual Shares Securities Fund, Class 2(1)                    11/8/1996      11.01%       6.63%        N/A       N/A       9.27%
Oppenheimer VA Global Securities Fund                       11/12/1990       3.01%      21.41%      19.92%      13.47%   13.28%
Oppenheimer VA High Income Fund                              4/30/1986      -5.64%      -1.75%       3.33%       9.50%    8.34%
Oppenheimer VA Main Street Growth & Income Fund               7/5/1995     -10.58%       3.07%      13.05%      N/A      16.27%
PIMCO VIT High Yield Bond Portfolio, Admin Class             4/30/1998      -2.83%       N/A          N/A       N/A      -0.55%
PIMCO VIT Stocks PLUS Growth & Income Portfolio, Admin Class12/31/1997     -11.28%       9.95%        N/A       N/A       9.94%
PIMCO VIT Total Return Bond Portfolio, Admin Class          12/31/1997       8.01%       3.87%        N/A       N/A       3.86%
Seligman Henderson Global Technology Fund, Class 1            5/2/1996     -25.25%      29.06%        N/A       N/A      22.56%
Seligman Small Cap Value Fund, Class 1                        5/1/1998      30.37%       N/A          N/A       N/A      13.89%
SP Jennison International Growth, Class 2                   12/15/2000        N/A        N/A          N/A       N/A      -0.43%
SP Strategic Partners Focused Growth, Class 2               12/15/2000        N/A        N/A          N/A       N/A      -5.16%
Templeton Developing Markets Equity Fund, Class 2(1/2)       3/15/1994     -31.06%      -7.14%      -3.11%      N/A      -3.06%
Templeton Growth Securities Fund, Class 2(1)                 3/15/1994      -0.53%       7.96%      10.72%      N/A       9.61%
USAllianz Aggressive Growth Fund                              5/1/2001        N/A        N/A          N/A       N/A        N/A
USAllianz American Growth Fund                                5/1/2001        N/A        N/A          N/A       N/A        N/A
USAllianz Capital Growth Fund                                 5/1/2001        N/A        N/A          N/A       N/A        N/A
USAllianz Comstock Fund                                       5/1/2001        N/A        N/A          N/A       N/A        N/A
USAllianz Growth and Income Fund                              5/1/2001        N/A        N/A          N/A       N/A        N/A
USAllianz Strategic Growth Fund                               5/1/2001        N/A        N/A          N/A       N/A        N/A
USAllianz VIP Diversified Assets                            11/11/1999       1.47%       N/A          N/A       N/A       2.72%
USAllianz VIP Fixed Income Fund                             11/11/1999       9.51%       N/A          N/A       N/A       5.84%
USAllianz VIP Global Opportunities Fund                       2/1/2000        N/A        N/A          N/A       N/A     -17.92%
USAllianz VIP Growth Fund                                   11/11/1999     -12.05%       N/A          N/A       N/A      -5.00%
USAllianz VIP Money Market Fund                               2/1/2000        N/A        N/A          N/A       N/A       3.63%
Van Kampen LIT Emerging Growth Portfolio, Class II            7/3/1995     -12.20%      33.34%      26.19%      N/A      26.91%
-----------------------------------------------------------------------------------------------------------------------------------
(1) Ongoing stock market volatility can dramatically change the funds' short-term performance; current results may differ.

(2) For Templeton Developing Markets Securities Fund, performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets Fund.